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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2002

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



          Delaware                                              75-2759650
--------------------------------                         -----------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

       777 Main Street, Suite 1400, Ft. Worth, Texas         76102
      ----------------------------------------------        --------
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


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Item 5.  Other Events.

         On June 25, 2002, Encore Acquisition Company, a Delaware corporation (the "Company"), issued a press release announcing the private placement sale of $150,000,000 of its 8 3/8% Senior Subordinated Notes, which were issued at par. The notes mature on June 15, 2012. The Company will use the net proceeds from the notes to repay and retire outstanding debt under its prior credit facility. Also, the Company announced that it has entered into a new revolving credit facility with Fleet National Bank.

A copy of the press release is filed as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

              99.1     Press Release dated June 25, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ENCORE ACQUISITION COMPANY




Date:    June 26, 2002        By:  /s/   Morris B. Smith
                                  ----------------------------------------------
                                  Morris B. Smith
                                  Chief Financial Officer, Treasurer, Executive Vice President and Principal Financial Officer






Date:    June 26, 2002        By:  /s/   Robert C. Reeves
                                  ----------------------------------------------
                                  Robert C. Reeves
                                  Vice President, Controller and Principal
                                  Accounting Officer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1          Press Release dated June 25, 2002.